EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 15, 2013 (this “Amendment”), is entered into among RF MICRO DEVICES, INC., a North Carolina corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 19, 2013 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT
1.Amendments.

(a)The definition of “Eurodollar Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Eurodollar Base Rate” means:

(a)for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice;

provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent.

(b)The following definition of “First Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means August 15, 2013.

(c)Section 8.06(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)so long as no Default exists immediately prior and after giving effect thereto, (i) from the First Amendment Effective Date through August 15, 2014, the Borrower may make other Restricted Payments in an aggregate amount not to exceed $25,000,000, (ii) after August 15, 2014 and through March 31, 2015, the Borrower may make other Restricted Payments in an aggregate amount not to exceed $10,000,000 and (iii) the Borrower may make other Restricted Payments in an aggregate amount during any fiscal year of the Borrower following the fiscal year ended March 31, 2015 not to exceed $10,000,000.

2.Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

3.Expenses. The Loan Parties agree to reimburse the Administrative Agent, in accordance with Section 11.04 of the Credit Agreement, for all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

4.Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party effective as of the date hereof. This Amendment is a Loan Document.

5.Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a)The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.

(b)This Amendment has been duly executed and delivered by such Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by equitable principles or by applicable Debtor Relief Laws.

(c)No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment other than (i) those that have already been obtained and are in full force and effect and (ii) filings to perfect the Liens created by the Collateral Documents.

6.Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment, (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) as of such earlier date and (b) no Default exists.

7.Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	RF MICRO DEVICES, INC.,
a North Carolina corporation

	By:	/s/ Suzanne B. Rudy
	Name:	Suzanne B. Rudy
	Title:	Vice President, Corporate Treasurer, Compliance Officer and Assistant Secretary

GUARANTORS:	RFMD, LLC,
a North Carolina limited liability company

	By:	/s/ Suzanne B. Rudy
	Name:	Suzanne B. Rudy
	Title:	Manager

RF MICRO DEVICES INTERNATIONAL, INC., a North Carolina corporation

	By:	/s/ Suzanne B. Rudy
	Name:	Suzanne B. Rudy
	Title:	Treasurer and Secretary

PREMIER DEVICES - A SIRENZA COMPANY, a California corporation

	By:	/s/ Suzanne B. Rudy
	Name:	Suzanne B. Rudy
	Title:	Secretary and Treasurer

AMALFI SEMICONDUCTOR, INC.,
a Delaware corporation

	By:	/s/ Suzanne B. Rudy
	Name:	Suzanne B. Rudy
	Title:	Secretary and Treasurer

[Signature Pages Continue]

RF MICRO DEVICES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Dora A. Brown
	Name:	Dora A. Brown
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Senior Vice President

SILICON VALLEY BANK,
as a Lender

	By:	/s/ Michael Shuhy
	Name:	Michael Shuhy
	Title:	Vice President

SUNTRUST BANK,
as a Lender

	By:	/s/ Robert S. Cashion
	Name:	Robert S. Cashion
	Title:	Senior Vice President

TD BANK, N.A.,
as a Lender

	By:	/s/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	SVP

UNION BANK, N.A.,
as a Lender

	By:	/s/ Annabella Guo
	Name:	Annabella Guo
	Title:	Vice President

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RF MICRO DEVICES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher J. DeLauro
Name:	Christopher J. DeLauro
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ E. F. Hawke
Name:	E. F. Hawke
Title:	Senior Vice President

RF MICRO DEVICES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT